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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                AUGUST 20, 1995
                Date of Report (Date of earliest event reported)


                             THE UPJOHN COMPANY
             (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE                  1-4147                 38-1123360
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


            7000 PORTAGE ROAD
           KALAMAZOO, MICHIGAN                                      49001
(Address of principal executive offices)                          (Zip Code)

                                 (616) 323-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEMS 1-4.  NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

        (a) On August 20, 1995, The Upjohn Company (the "Company"), a Delaware corporation, Pharmacia Aktiebolag ("Pharmacia"), a Swedish corporation, Bushwood, Inc. ("Bushwood"), a Delaware corporation and Bushwood Subsidiary, Inc. ("Bushwood Sub"), a Delaware corporation and a wholly owned subsidiary of Bushwood, entered into a Combination Agreement, dated as of August 20, 1995, as amended on August 21, 1995 to reflect the change of Bushwood's name to Pharmacia & Upjohn, Inc. ("Pharmacia & Upjohn") and the change of Bushwood Sub's name to Pharmacia & Upjohn Subsidiary, Inc. ("Pharmacia & Upjohn Sub"), (the "Combination Agreement"). Pursuant to the Combination Agreement Pharmacia & Upjohn Sub will be merged with and into the Company (the "Merger"), subject to the affirmative vote of a majority of all of the outstanding voting shares of the Company and to the completion of an offer (the "Offer") by Pharmacia & Upjohn for all of the issued and outstanding Class A Common Shares, par value SEK 25 per share and Class B Common Shares, par value SEK 25 per share of Pharmacia, and American Depositary Shares, each representing one Class A
Common Share of Pharmacia.

         Pursuant to the Combination Agreement, (i) each outstanding share of the Company's Common Stock, par value $1 per share, other than shares owned by the Company as treasury stock and shares owned by Pharmacia or any subsidiary of the Company or Pharmacia, will be converted into the right to receive 1.45 shares of Pharmacia & Upjohn Common Stock, par value $.01 per share, (ii) each outstanding share of the Company's Preferred Stock (other than


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dissenting shares and shares owned by the Company as treasury stock, all of which will be cancelled) will be converted into the right to receive one share of Pharmacia & Upjohn Preferred Stock.

         The foregoing description is qualified in its entirety by reference to the Combination Agreement, which is attached hereto as Exhibit 2 and is incorporated herein by reference. All capitalized terms used but not defined in this subsection (a) shall have the meanings ascribed to such terms in the Combination Agreement.


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        (b)  On August 19, 1995, the Board of Directors of the Company
unanimously adopted an amendment (the "Second Amendment") to the Rights Agreement, dated as of June 17, 1986, as amended, between the Company and The Bank of New York, as Rights Agent (the "Rights Agreement"). Pursuant to the Second Amendment, the definition of Acquiring Person was amended so that none of Pharmacia, AB Volvo, Forvaltningsaktiebolaget Stattum, Bushwood and Bushwood Sub or any of their respective subsidiaries are not Acquiring persons under the Rights Agreement.

        The foregoing summary is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 4 and is incorporated by reference herein. Capitalized terms not defined in this subsection (b) shall have the meanings ascribed to such terms in the Rights Agreement, as amended, which is incorporated herein by reference.

        (c) Simultaneously with the execution of the Combination Agreement, the Company and Pharmacia entered into a co-promotion agreement, dated August 20, 1995 (the "Co-promotion Agreement"), which becomes effective on the earlier of the completion of the initial product promotion plans or April 1, 1996, whereby the Company will have the right to co-promote Fragmin, Estring and Mycobutin in the United States and Canada. Upon a change of control of either the Company or Pharmacia, either party may terminate the Co-promotion Agreement.

        The foregoing summary is qualified in its entirety by reference to the Co-promotion Agreement, a copy of which is attached hereto as Exhibit 10 and is incorporated herein by reference. Capitalized terms not defined in this paragraph (c) shall have the meanings ascribed to such terms in the Co-promotion Agreement which is incorporated herein by reference.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS
         PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a)-(b) Not Applicable.

     (c) Exhibits Required by Item 601 of Regulation S-K

          2 Combination Agreement among Pharmacia & Upjohn, Inc., Pharmacia & Upjohn Subsidiary, Inc., The Upjohn Company, and Pharmacia Aktiebolag, dated as of August 20, 1995, as amended.

          4 Second Amendment, dated as of August 20, 1995, to the Rights Agreement, dated as of June 17, 1986 and amended as of March 22, 1989, between The Upjohn Company and The Bank of New York, as the Rights Agent.

          10 Co-promotion Agreement between The Upjohn Company and Pharmacia Aktiebolag dated August 20, 1995.

          99  Press release.

ITEM 8.  NOT APPLICABLE.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE UPJOHN COMPANY


Date: August 21, 1995                  By:  /s/ Kenneth M. Cyrus
                                           ---------------------
                                           Kenneth M. Cyrus
                                           Executive Vice President,
                                           Secretary and General Counsel


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                                EXHIBIT INDEX



          2 Combination Agreement among Pharmacia & Upjohn, Inc., Pharmacia & Upjohn Subsidiary, Inc., The Upjohn Company, and Pharmacia Aktiebolag, dated as of August 20, 1995, as amended.

          4 Second Amendment, dated as of August 20, 1995, to the Rights Agreement, dated as of June 17, 1986 and amended as of March 22, 1989, between The Upjohn Company and The Bank of New York, as the Rights Agent.

          10 Co-promotion Agreement between The Upjohn Company and Pharmacia Aktiebolag dated August 20, 1995.

          99  Press release.